UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                              July 2, 2005
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On July 2, 2005, Applebee's International, Inc. (the "Company") issued a statement regarding a lawsuit recently filed in Louisiana. The statement is included below.



Contact:
Laurie Ellison, executive director of communications
Ph: 913.967.2718

Applebee's   International,   Inc.  (NASDAQ:APPB)  today  issued  the  following
statement in regards to a lawsuit recently filed in Louisiana.

July 2, 2005 - On Monday, Applebee's International learned of an incident which happened a year ago at one of our franchise restaurants in Louisiana. We immediately launched an investigation. Several members of our senior management team traveled to Louisiana to follow the investigation. They returned last night.

While some facts are still unclear, we now believe a former employee at this restaurant accidentally cut the very tip of his thumb last year. The cut was roughly the size of a sunflower seed, according to the former employee. We believe this was the incident that may have led to the claim by Ms. Johnson.

We deeply regret this isolated incident from last year. On behalf of Applebee's International, we want to publicly apologize to Ms. Johnson. Food safety remains our top priority.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 5, 2005

                                   APPLEBEE'S INTERNATIONAL, INC.


                                   By: /s/ Steven K. Lumpkin
                                   ----------------------------------------
                                   Steven K. Lumpkin
                                   Executive Vice President and
                                   Chief Financial Officer


                                       3